SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 4, 2002




                           CPI CORP.
_______________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
_______________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)







ITEM 5.   OTHER EVENTS



5.2 See the following press release, dated April 5, 2002, announcing FY2001 results.

     CPI CORP.
     NEWS FOR IMMEDIATE RELEASE     FOR RELEASE APRIL 5, 2002

     FOR FURTHER INFORMATION CONTACT:

      NAME: Jane Nelson                FROM: CPI Corp.
      ADDRESS: 1706 Washington Avenue  CITY: St. Louis
      STATE, ZIP: Missouri  63103      TELEPHONE: (314)231-1575

     -----------------------------------------------------------

     FOR FURTHER INFORMATION AT FRB/WEBERSHANDWICK
      Mark Muehlfelt, Chicago 312/640-6767

                    CPI CORP. ANNOUNCES FY2001 RESULTS

     ST. LOUIS, MO, APRIL 5, 2002 - CPI CORP. (NYSE - CPY) today reported net earnings for the 52-week year ended February 2, 2002 of $6.2 million or $0.77 diluted earnings per share
     ("EPS"), compared to net earnings of $11.0 million or $1.36 diluted EPS, reported for fiscal 2000. Fiscal 2001 included
     $5.6 million in before-tax charges for costs primarily associated with executive retirements, employee severance pay , and recognition of unamortized supplemental employee retirement plan benefits. Fiscal 2000 included a $4.1 million after-tax loss on discontinued operations and loss on disposal of assets for the Wall Decor segment that was sold July 21, 2001. Total net sales for 2001 and 2000 were $318.9 million and $320.4 million, respectively.

     Net sales for the Portrait Studios segment were relatively unchanged in 2001 from 2000, as the 2.0% decrease in customer traffic was offset by a 1.7% increase in average sales per customer. Operating earnings decreased 25.3% in 2001 from 2000 primarily due to increased labor costs, a result of increased employment hours and pay rates, and increased packaging and shipping costs, a result of higher shipping rates.

     Net sales for the Technology Development segment reflected an increase in 2001, the first full year of operation as a separate business segment, from 2000 due to intersegment sales.






     However, net sales to nonaffiliated companies decreased 54.1% in 2001 from 2000 levels. After elimination of intersegment sales, operating losses increased 62.7% in 2001 from 2000 reflecting lower revenues from nonaffiliated companies and additional costs associated with establishing separate administrative offices for the segment.

     General corporate expense decreased 9.5% in 2001 from 2000 primarily as a result of lower administrative bonuses.

     Commenting, J. David Pierson, Chairman and Chief Executive Officer, said, "While disappointed in the overall performance in 2001, we are encouraged that actions taken at mid-year improved the sales trends in the third and fourth quarters. At the end of the first half, Portrait Studio sales had been down 2.9% compared to the first half of last year. However, second half Portrait Studio sales were up 1.4% from last year, with fourth quarter finishing at 2.6% over the same timeframe last year."

     Pierson continued, "As indicated by our plans discussed during our third quarter conference call, we completed the repositioning of our management by year-end. We are confident that flattening the organization will put management closer to our customers and deepen our understanding of her needs. This repositioning will also save approximately $900,000 in administrative costs in fiscal 2002. In addition to the administrative cost savings, we also expect additional savings of approximately $1.0 million in 2002 resulting from new production material purchase agreements."

     In closing, Pierson added, "The Board of Directors has been updated on the status of the strategic review of the business and has given its approval to complete the process. The final recommendations from the strategic planning process will be presented at a Board meeting in May and we expect to discuss the strategic plan with our shareholders in conjunction with the 1st quarter earnings release in early June. Our primary objective is to deliver consistently stronger performance over the long term for our shareholders."

     The statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 and involve risks and uncertainties. Management wishes to caution the reader that these forward-looking statements, which are identified by such words as "intends", "expects", "anticipates" or words of similar import, are only predictions or expectations; actual events or results may differ materially as a result of risks facing the Company.




     Such risks include, but are not limited to: customer demand for the Company's products and services, the overall level of economic activity in the Company's major markets, competitors' actions, manufacturing interruptions, dependence on certain suppliers, changes in the Company's relationship with Sears, Roebuck and Company ("Sears") and the condition and strategic planning of Sears, fluctuations in operating results, the condition of TRU Retail, Inc., the attractions and retention of qualified personnel and other risks as may be described in the Company's filings with the Securities and Exchange Commission.

     A conference call and audio web-cast are scheduled for 11:00 a.m. Eastern Time April 5, 2002, to discuss the financial results of the year and provide a company update. To participate in the conference call, call 888-413-4411 or 703-871-3795 at least 5 minutes before start time. The web-cast can be accessed on the company's own site at http://www.cpicorp.com as well as http://www.ccbn.com. To listen to the live web-cast, please go to these web sites at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software. A replay will be available on the above web sites as well as by dialing (703) 925-2435 and providing confirmation code 5905456. The replay will be available through April 12, 2002 by phone and for 30 days on the internet.

     The company anticipates filing its 10-K Annual Report with the Securities and Exchange Commission no later than May 3, 2002.

     CPI Corp. is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada, photofinishing services through the searsphotos.com website and store systems technology and software development through Centrics Technology, Inc. CPI Corp. is traded on the New York Stock Exchange.











                    FINACIAL TABLES TO FOLLOW






CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE TWELVE WEEKS
ENDED FEBRUARY 2, 2002 and FEBRUARY 3, 2001
(in thousands of dollars except per share amounts) (unaudited)
                                              12 Weeks Ended
                                          ----------------------
                                           02/02/02    02/03/01
                                          ----------  ----------
Net Sales:
 Portrait studios                         $  97,743   $  95,293
 Technology development                         657         888
 Intersegment sales                            (485)          -
                                          ----------  ----------
   Total net sales                        $  97,915   $  96,181
                                          ==========  ==========
Operating earnings:
 Portrait studios                         $  18,856   $  16,668
 Technology development                        (556)        339
                                          ----------  ----------
   Total operating earnings               $  18,300   $  17,007

General corporate expense                     4,707       4,332
                                          ----------  ----------
Income from operations                       13,593      12,675
Net interest expense                            458         601
Other expense (income)                        2,152         (91)
Other income                                     21          17
                                          ----------  ----------
Earnings from continuing operations
 before income taxes                         11,004      12,182
Income tax expense                            3,926       4,264
                                          ----------  ----------
Net earnings from continuing operations       7,078       7,918
Earnings (loss) from discontinued
 operations net of income tax benefits            -           -
Loss on disposal net of tax benefits              -        (230)
                                           ---------  ----------
Net earnings (loss) from discontinued
 operations                                       -        (230)
                                           ---------  ----------
Net earnings (loss)                        $  7,078   $   7,688
                                           =========  ==========
Earnings (loss) per common share - diluted
   From continuing operations              $   0.88   $    1.02
   From discontinued operations                   -       (0.03)
                                           ---------  ----------
      Net earnings (loss)- diluted         $   0.88   $    0.99
                                           =========  ==========
Earnings (loss) per common share-basic
   From continuing operations              $   0.89   $    1.04
   From discontinued operations                   -       (0.03)
                                           ---------  ----------
      Net earnings (loss)- basic           $   0.89   $    1.01)
                                           =========  ==========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                   8,020       7,781
    Basic                                     7,945       7,601











CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE FIFTY-TWO WEEKS ENDED FEBRUARY 2. 2002 and FEBRUARY 3, 2001
(in thousands of dollars except per share amounts) (unaudited)
                                                52 Weeks Ended
                                           ----------------------
                                            02/02/02    02/03/01
                                           ----------  ----------
Net Sales:
  Portrait studios                         $ 318,476   $ 319,492
  Technology development                       3,034         888
  Intersegment sales                          (2,626)          -
                                           ----------  ----------
   Total net sales                         $ 318,884   $ 320,380
                                           ==========  ==========
Operating earnings:
  Portrait studios                         $  32,044   $  42,897
  Technology development                      (1,734)     (1,066)
                                           ----------  ----------
   Total operating earnings                $  30,310   $  41,831

General corporate expense                     14,212      15,706
                                           ----------  ----------
Income from operations                        16,098      26,125
Net interest expense                           2,451       2,854
Other expense (income)                         4,269         320
Other income                                      87         225
                                           ----------  ----------
Earnings from continuing operations
 before income taxes                           9,465      23,176
Income tax expense                             3,313       8,112
                                           ----------  ----------
Net earnings from continuing operations        6,152      15,064
Earnings (loss) from discontinued
 operations net of income tax benefits             -      (1,127)
Loss on disposal net of tax benefits               -      (2,983)
                                           ----------  ----------
Net earnings (loss)from discontinued
 operations                                        -      (4,110)
                                           ----------  ----------
Net earnings (loss)                        $   6,152   $  10,954
                                           ==========  ==========
Earnings (loss) per common share - diluted
   From continuing operations              $    0.77   $    1.87
   From discontinued operations                    -       (0.51)
                                           ----------  ----------
      Net earnings (loss)- diluted         $    0.77   $    1.36
                                           ==========  ==========
Earnings (loss) per common share - basic
   From continuing operations              $    0.78   $    1.92
   From discontinued operations                    -       (0.53)
                                           ----------  ----------
      Net earnings (loss)- basic           $    0.78   $    1.39
                                           ==========  ==========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                    7,939       8,075
    Basic                                      7,841       7,861




































CPI CORP.
CONDENSED BALANCE SHEETS - FOR FEBRUARY 2, 2002 AND
FEBRUARY 3, 2001 (in thousands) (unaudited)


                                       02/02/02      02/03/01
                                     -----------   ------------
Assets

  Current assets:
   Cash and cash equivalents         $   46,555    $    38,820
   Other current assets                  31,228         31,582
  Net property and equipment             63,708         72,603
  Other assets                           31,232         32,907
                                     -----------   ------------
    Total assets                     $  172,723    $   175,912
                                     ===========   ============


Liabilities and stockholders' equity

  Current liabilities                $   50,295    $    49,562
  Long-term obligations                  42,639         51,142
  Other liabilities                      14,363         14,636
  Stockholders' equity                   65,426         60,572
                                     -----------   ------------
    Total liabilities and
      stockholders' equity           $  172,723    $   175,912
                                     ===========   ============






















5.2 See the following press release, dated April 4, 2002, announcing FY2001 results.

     CPI CORP.
     NEWS FOR IMMEDIATE RELEASE     FOR RELEASE APRIL 4, 2002

     FOR FURTHER INFORMATION CONTACT:

      NAME: Jane Nelson                FROM: CPI Corp.
      ADDRESS: 1706 Washington Avenue  CITY: St. Louis
      STATE, ZIP: Missouri  63103      TELEPHONE: (314)231-1575

     -----------------------------------------------------------

     FOR FURTHER INFORMATION AT FRB/WEBERSHANDWICK
      Mark Muehlfelt, Chicago 312/640-6767

                    CPI CORP. NAMES NEW CFO

     ST. LOUIS, MO., APRIL 4, 2002 - DAVE PIERSON, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF CPI CORP. (NYSE -
     CPY) today announced that Gary W. Douglass will become Executive Vice President, Finance and Chief Financial Officer of the Company, effective April 8, 2002. Mr. Douglass most recently served as Senior Vice President, Finance and Administration and Chief Financial Officer of DTI Holdings, Inc./ Digital Teleport, Inc. of St. Louis.

     Prior to joining DTI, he served as Chief Financial Officer of Roosevelt Financial Group and Roosevelt Bank of St. Louis. For more than twenty years, Mr. Douglass was with Deloitte & Touche LLP in St. Louis, including six years as Partner in Charge of Accounting and Auditing Services. He succeeds Barry Arthur, who will become the Company's Executive Vice President, Administration.

     Commenting on the selection, Pierson said "I am delighted that Gary has agreed to join CPI. His breadth of experience in finance and accounting and his collaborative style make him an excellent fit with our management team. I am confident Gary will quickly become a key contributor to the future of our Company."

     CPI Corp. is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada, photofinishing services through the searsphotos.com web site and store systems technology and software development services through Centrics Technology, Inc.








                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    CPI CORP.
                                    ---------------------------
                                    (Registrant)




                                By: /s/ Barry Arthur
                                    ---------------------------
                                    Barry Arthur
                                    Authorized Officer and
                                    Principal Financial Officer



Dated: April 5, 2002